Toreador Select Fund

SUMMARY PROSPECTUS

June 30, 2016

Investor Class Shares Ticker: TOSLX
Institutional Class Shares Ticker: TOSZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2016 are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Toreador Select Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor	Institutional
Shareholder Fees	Class	Class
(fees paid directly from your investment)	Shares	Shares

Redemption Fee as a % of amount redeemed, (if applicable, for shares redeemed within 60 days of purchase)	2.00%	2.00%

Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)	None	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee	0.90%	0.90%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses(1)	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.46%	1.21%
Less Fee Waivers and/or Expense Reimbursements(2)	(0.20%)	(0.20%)
Total Annual Fund Operating Expenses After Fee
Waivers and/or Expense Reimbursements(2)	1.21%	0.96%

(1)	Other expenses and acquired fund fees and expenses are estimated for the Fund’s initial fiscal year.

(2)
Toreador Research & Trading, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Fund expenses until August 31, 2017 in order to keep Net Total Annual Fund Operating Expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.95% of the Fund’s average daily net assets. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after August 31, 2017.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years
Investor Class Shares	$123	$437
Institutional Class Shares	$98	$359

For both share classes, your expenses would be the same as in the table above if you did not redeem your shares at the end of each period.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. This is a new Fund without an operating history, so portfolio turnover rates are not yet available.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies whose market capitalizations are, at the time of purchase, similar to those in the S&P 500® Index. As of May 31, 2016, the S&P 500® Index was composed of companies having market capitalizations of between $2.43 billion and $553.6 billion.

Equity securities in which the Fund may invest include common and preferred stocks, rights and warrants, and securities convertible into equity securities.

The Fund may also invest in the securities of other investment companies including exchange-traded funds (“ETFs”).

In choosing investments, Toreador Research & Trading, LLC (the “Adviser”) employs a proprietary stock selection model that ranks stocks according to fundamental criteria that the Adviser believes are indicative of company strength and superior risk/return profile. These criteria may include intrinsic value, management quality, leverage and free cash flow, earnings quality, return on assets, return on equity and return on capital. The Fund will normally invest across a majority of the economic sectors represented in the S&P 500® Index, in approximately the same percentages as each such sector is represented in the Index. Although the Fund will focus on large capitalization securities, the Fund may invest in securities across all market capitalization ranges.

The Fund will normally hold between 35 to 65 securities in its portfolio.

The Fund may have a high degree of turnover in its investment portfolio, which may increase its costs and adversely affect the Fund’s performance.

The Adviser will typically sell a company from the Fund’s portfolio when indicated by the proprietary stock selection model described above or when the Adviser elects to take a temporary defensive position.

From time to time, the Adviser may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Risk of Equity Securities. Since the Fund invests in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Risks of Investment Selection and Asset Allocation. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Risk of Other Equity Securities.

•  Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

•  Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

•  Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk. When the Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses of the other investment company, which results in higher Fund expenses. The Fund may be affected by losses of the other investment companies and the level of risk arising from their investment practices. ETFs are subject to additional risks, such as the fact that an ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop for shares of the ETF.

Exchange-Traded Fund (“ETF”) Risks. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), and active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.

Portfolio Turnover Risk. The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective.

New Fund Risk. The Fund was recently formed in June 2016. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable to all shareholders. Such liquidation could have negative tax consequences.

Performance Information

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.theworldfundstrust.com or by calling toll-free 1-800-673-0550.

Investment Adviser
Toreador Research & Trading, LLC serves as the investment adviser to the Fund.

Portfolio Managers
Mr. Paul Blinn and Mr. Rafael Resendes have served as the Portfolio Managers to the Fund since the Fund’s inception in June 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund for Investor Class Shares is $1,000 and $10,000 for Institutional Class Shares. Subsequent investments must be in an amount of $100 for Investor Class Shares and Institutional Class Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.